INDEPENDENT AUDITORS' CONSENT
                      -----------------------------


We consent to the incorporation by reference in Registration Statements No. 2-88721, 33-2481, 33-18221, 33-32596, 33-32597, 33-44633, 33-67782 and
33-67784 of Gibson Greetings, Inc. on Form S-8 of our report dated February 12, 1997, appearing in this Annual Report on Form 10-K of Gibson Greetings, Inc. for the year ended December 31, 1996.





DELOITTE & TOUCHE LLP


/s/ Deloitte & Touche LLP
--------------------------

Cincinnati, Ohio
March 27, 1997





























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